EXHIBIT 10.6

PHOENIX INDIA ACQUISITION CORPORATION

November 21 , 2005
Phoenix Capital Partners, LLC
711 Fifth Avenue
Suite 401
New York, NY 10022

Gentlemen:

This letter will confirm our agreement, that commencing on the effective date (“Effective Date”) of the registration statement of the initial public offering (“IPO”) of the securities of Phoenix India Acquisition Corporation (“Company”) and continuing until the consummation by the Company of a “Business Combination” (as described in the Company’s IPO prospectus), Phoenix Capital Partners, LLC (“Phoenix Capital”) shall make available to the Company certain administrative, technology and secretarial services, as well as the use of certain limited office space in New York City, as may be required by the Company from time to time, situated at 711 Fifth Avenue, Suite 401, New York, New York 10022 (or any successor location). In exchange therefor, the Company shall pay to Phoenix Capital the sum of $7,500 per month (the “Fee”) on the Effective Date and continuing monthly thereafter.

PHOENIX INDIA ACQUISITION CORPORATION

By:	/s/ Raju Panjwani
Name: Raju Panjwani Title: Chairman

AGREED TO AND ACCEPTED BY:

Phoenix Capital Partners, LLC

Date: November 21, 2005	By:	/s/ Ramesh Akella
Name: Ramesh Akella Title: Manager